REGISTRATION RIGHTS AGREEMENT
                                     between
                        DOBSON COMMUNICATIONS CORPORATION
                                       and
                              BANK OF AMERICA, N.A.
                                   dated as of
                                 March 15, 2002

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, dated as of March 15, 2002 (this "Agreement"), by and among Dobson Communications Corporation, an Oklahoma corporation (the "Company"), and Bank of America, N.A. ("BofA").

                                    RECITALS

     WHEREAS:

     (A) Dobson CC Limited Partnership ("Dobson Partnership") and BofA have entered into the Second Amended, Restated, and Consolidated Credit Agreement dated as of the date hereof (the "Amended Credit Agreement").

     (B) The loans made by BofA to Dobson Partnership pursuant to the Amended Credit Agreement are secured by Common Stock of the Company owned by the Dobson Partnership (the "Collateral Shares").

     (C) Contemporaneously with the execution of the Amended Credit Agreement, Dobson Partnership is granting BofA an option (the "Initial Option") exercisable into shares of Class A Common Stock of the Company (which shares will have been contemporaneously converted from Class B Common Stock held by Dobson Partnership).

     (D) Pursuant to the Amended Credit Agreement, Dobson Partnership may be required to grant BofA additional options (the "Additional Options," and together with the Initial Option, the "Options") in the future, exercisable into shares of class A common Stock of the Company.

     (E) The Company will benefit from Dobson Partnership and BofA entering into the Amended Credit Agreement.

     (F) The Company desires to grant to BofA certain registration rights for Class A Common Stock of the Company that BofA may acquire pursuant to the exercise of the Options, through foreclosure on the Collateral Shares or otherwise.

     NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, conditions and agreements hereinafter set forth, and for other good and valid consideration, the parties agree as follows:

                                   ARTICLE 1.

     1.1 Certain Defined Terms. As used herein, the following terms have the following meanings (unless indicated otherwise, all Section and Article references are to Sections and Articles in this Agreement, and all Schedule and Exhibit references are to Schedules and Exhibits to this Agreement):

     "AAA Rules" shall have the meaning set forth in Section 5.6(b).

     "Additional Options" shall have the meaning given such term in Recital (D).

     "Advice" shall have the meaning set forth in Section 2.5(b).

     "Affiliate" shall have the meaning given such term in Rule 501(b) promulgated under the Securities Act.

     "Amended Credit Agreement" shall have the meaning given such term in Recital (A) hereto.

     "Arbitration Notice" shall have the meaning set forth in Section 5.6(b).

     "Beneficially Own" shall have the meaning set forth in Rule 13d-3 of the Exchange Act (and correlative terms such as "Beneficial Ownership" shall have correlative meanings).

     "Board of Directors" shall mean the Board of Directors of the Company, as duly constituted in accordance with this Agreement.

     "Class A Common Stock" shall mean the Class A common stock, par value $0.01 per share, of the Company.

     "Class B Common Stock" shall mean the Class B common stock, par value $0.01 per share, of the Company.

     "Collateral Shares" shall have the meaning given such term in Recital (B).

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Common Stock" shall collectively mean the Class A Common Stock and the Class B Common Stock.

     "Company" shall have the meaning set forth in the preamble.

     "Company Stock" shall mean any shares of capital stock of the Company.

     "Control" (including the terms "controlling," "controlled by" and "under common control with") shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Securities, by contract, or otherwise.

     "Dispute" shall have the meaning set forth in Section 5.6.

     "Dobson Partnership" shall have the meaning specified in Recital (A) hereto.

     "Equity Securities" shall mean, with respect to any Person, any shares of stock of, or partnership interest or other ownership or beneficial interest in, such Person, in each case outstanding at any time.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "FCC" shall mean the Federal Communications Commission or similar regulatory authority established in replacement thereof.

     "GAAP" shall mean U.S. generally accepted accounting principles, consistently applied.

     "Governmental Authority" shall mean a federal, state or local court, legislature, governmental agency, commission or regulatory or administrative authority or instrumentality.

     "Indemnified Party" shall have the meaning set forth in Section 2.6(e).

     "Indemnified Stockholder" shall have the meaning set forth in Section
2.6(a).

     "Indemnifying Party" shall have the meaning set forth in Section 2.6(e).

     "Initial Option" shall have the meaning given such term in Recital (C).

     "Law" shall mean applicable common law and any statute, ordinance, code or other law, rule, permit, permit condition, regulation, order, decree, technical or other standard, requirement or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority.

     "NASD" shall mean the National Association of Securities Dealers, Inc.

     "NASDAQ" shall mean the National Association of Securities Dealers' Automated Quotation System.

     "Options" shall have the meaning given such term in Recital (D).

     "Person" shall mean an individual, corporation, partnership, limited liability company, association, joint stock company, Governmental Authority, business trust or other legal entity.

     "Prior Investors" shall mean those Persons who have been granted registration rights by the company prior to the date hereof.

     "Prospectus" shall have the meaning set forth in Section 2.4(a).

     "Registrable Securities" shall mean: (a) the Class A Common Stock now owned or hereafter acquired by BofA, whether by foreclosure of its pledge and security interest on the Collateral Shares, exercise of the Options or otherwise, (b) all Class A Common Stock issued or issuable to BofA upon conversion or exchange of any Equity Security or exercise of any right to acquire any Equity Security and
(c) all Class A Common Stock issued or issuable upon any stock split, stock dividend or other similar distribution or event with respect to Class A Common Stock referred to in clauses (a) and (b) provided, in each case shares of such Class A Common Stock shall cease to be Registrable Securities at such time as such Class A Common Stock (i) has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) has been sold to the public pursuant to Rule 144 (or any similar provision then in force), (iii) shall otherwise have been transferred, a new certificate evidencing such Class A Common Stock without a legend restricting further transfer shall have been delivered by the Company, and subsequent public distribution of such Class A Common Stock shall neither require registration under the Securities Act nor qualification (or any similar filing) under any state securities or "blue sky" law then in effect, or (iv) shall have ceased to be issued and outstanding.

     "Registration" shall have the meaning set forth in Section 2.4.

     "Registration Statement" shall have the meaning set forth in Section
2.4(a).

     "Rule 144" shall mean Rule 144 promulgated under the Securities Act (or any similar rule as may be in effect from time to time).

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Subsidiary" shall mean, with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership, limited liability company or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association, or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing general partner or board of managers of such partnership, limited liability company, association or other business entity.

     "Voting Securities" shall mean Equity Securities (or other voting interests) in a Person having the right to vote generally in the election of the directors (or persons performing equivalent functions) of such Person.

     1.2 Other Definitional Provisions. Each definition or pronoun herein shall be deemed to refer to the singular, plural, masculine, feminine or neuter as the context requires. Words such as "herein," "hereinafter," "hereof," "hereto" and "hereunder" refer to this Agreement as a whole, unless the context otherwise requires. References to a document or agreement shall be to such document or agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                                   ARTICLE 2.

Registration Rights

     2.1 Demand Registration Rights.

          (a) Right to Demand Registration. Subject to Sections 2.1(e) and 2.1(f) below, BofA (or its permitted assignees, if any, in the aggregate) shall have the right to make two (2) requests to the Company for registration with the Commission, under and in accordance with the provisions of the Securities Act, of all or part of its Registrable Securities pursuant to an underwritten offering (a "Demand Registration"), which request shall be in writing and shall specify the number of Registrable Securities proposed to be sold in the offering; provided, however, that the Company need not effect a Demand Registration unless the sale of the Registrable Securities proposed to be sold by BofA shall reasonably be expected to l result in aggregate gross proceeds of at least $20 million and provided, further, that the Company is not obligated to participate in any "roadshow" or exceptional marketing, diligence or other efforts in connection with such offering unless the sale of Registrable Securities proposed to be sold by BofA shall reasonably be expected to result in aggregate gross proceeds of at least $60 million. A Demand Registration shall not be deemed a Demand Registration hereunder until such Demand Registration has been declared effective by the Commission (without interference by any stop order, injunction or other order or requirement of the Commission or other governmental agency, for any reason), and maintained continuously effective for a period of at least six (6) months or such shorter period when all Registrable Securities included therein have been sold in accordance with such Demand Registration. BofA may make a written request for a Demand Registration in accordance with the foregoing in respect of Registrable Securities that it will acquire upon exercise of Options and that will be sold upon the effectiveness of the Registration Statement requested pursuant to this Section 2.1(a).

          (b) S-3 Registration. In addition to the rights set forth in the preceding paragraph, BofA shall have the right to request that the Company file registration statements on Form S-3 (or any successor form to Form S-3) for an offering of Registrable Securities (an "S-3 Registration"); provided, however, that the number of shares to be included in any such S-3 Registration Statement shall not be less that 4,000,000; provided, further, that the Company shall not be obligated to participate in any "road-show" or exceptional marketing, diligence or other efforts in connection with such offering and, provided, further, that BofA shall only be permitted to make sales of Registrable Securities under such registration statement during (A) the twenty business days beginning on the second business day following the date on which the Company files a Quarterly Report on Form 10-Q or its Annual Report on Form 10-K ("Normal Selling Periods") and (B) any period during which a registration statement covering sales by other securityholders of the Company is effective and such other securityholders are making sales thereunder or are entitled to make sales thereunder without obtaining the prior consent of the Company ("Additional Selling Periods") and together with Normal Selling Periods, "Selling Periods"). The Company shall not be required to monitor or advise BofA of the existence of Additional Selling Periods, provided that the Company shall promptly respond to any inquiry as to whether an Additional Selling Period is in effect as of the date of such inquiry and the following ten business days and, if no Additional Selling Period is in effect on the date of such inquiry, but an Additional Selling Period becomes effective within ten business days following the date of such inquiry, the Company shall promptly notify BofA thereof. The additional demand registrations provided by this Section 2.1(b) may be "shelf-registrations" under Rule 415 of the Securities Act which shelf registrations would be kept effective for an aggregate period of one year (each a "Shelf Registration"), unless otherwise requested by BofA. The aggregate one year effective period for a Shelf Registration shall not run during any period during which BofA is subject to a lock-up or market standoff agreement for the benefit of the Company. The procedures and limitations for effecting the registration of the Registrable Securities on Form S-3 (or any successor form to Form S-3), including the procedure used for any underwriting limitation, if sales of Registrable Securities under Shelf Registrations are pursuant to an underwritten offering, shall be as set forth in this Article 2 with respect to Demand Registrations, and Shelf Registrations will be considered Demand Registrations for such purposes unless otherwise specifically provided.

          (c) Priority on Demand Registration. If the managing underwriter or underwriters advise the Company and the holders of securities proposed to be registered in writing that in its or their opinion the number of securities proposed to be sold in any Demand Registration under this Section 2.1 exceeds the number that can be sold in such offering without (A) creating a substantial risk that the proceeds or price per share that will be derived from such Demand Registration will be materially reduced or that the number of securities to be registered is too large a number to be reasonably sold, or (B) materially and adversely affecting such Demand Registration in any other respect, the Company will not allow any securities other than Registrable Securities to be included in such Demand Registration unless all Registrable Securities requested to be included shall have been included therein, and then only to the extent recommended by the managing underwriter or determined by the Company after consultation with an investment banker of nationally recognized standing (notification of which number shall be given by the Company to the holders of Registrable Securities).

          (d) Selection of Underwriters. In the event an offering of such Registrable Securities pursuant to such Demand Registration (other than an S-3 Registration) shall be in the form of an underwritten offering, Banc America Securities LLC shall have the right, at its option, to serve as the sole and exclusive book running manager of such offering. If Banc of America Securities LLC does not act as book running manager, BofA will select a managing underwriter or underwriters of recognized national standing to administer the offering, which managing underwriter or underwriters shall be reasonably acceptable to the Company.

          (e) Right to Preempt. Notwithstanding any other provision of this Agreement to the contrary, the Company shall have the right to preempt any Demand Registration (including an S-3 Registration) upon notice to BofA stating that the Company intends to file a registration of securities for its own account within the succeeding thirty (30) days, in which case the Company shall be under no obligation to effect such Demand Registration at that time. The Company shall have the right to preempt a Demand Registration not more than once in any twelve-month period. A Demand Registration that is preempted pursuant to this Section 2.1(e) shall not count as a Demand Registration for purposes of
Section 2.1(a).

          (f) Right to Defer. Notwithstanding anything set forth in this Agreement to the contrary, no more frequently than once in any calendar year, in addition to its rights under Section 2.1(e) above, the Company shall have the right to delay the filing of a Registration Statement pursuant to this Section
2.1 and to suspend the effectiveness of any such Registration Statement for a reasonable period of time (not exceeding ninety (90) days) if the Company furnishes to BofA a certificate signed by the Chairman of the Board or the President of the Company stating that the Company has determined in good faith that effecting such Registration at such time would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Company.

          (g) Termination. The rights granted pursuant to this Section 2.1 shall terminate as of the date that is 180 days after the termination of the last to expire of the options granted to BofA pursuant to the Amended Credit Agreement. In addition, no Shelf Registration shall be required to be filed or to be kept effective at any time after February 15, 2005.

     2.2 Piggyback Registration Rights.

          (a) Right to Piggyback. If the Company for itself or any of its securityholders proposes to register any shares of Common Stock (or securities convertible into or exchangeable for Common Stock) with the Commission under the Securities Act (other than a registration on Form S-4 or Form S-8, or any successor forms), and the registration form to be used may be used for the registration of the Registrable Securities (a "Piggyback Registration"), the Company will give written notice (a "Piggyback Notice") to BofA, (i) at least thirty (30) days prior to the anticipated filing date in the case of a registration on behalf of the Company, or (ii) within five (5) days after the Company receives any notice from any securityholder of a requested registration on their behalf, of its intention to effect such a Piggyback Registration, which notice will specify the proposed offering price (if determined at that time), the kind and number of securities proposed to be registered and the distribution arrangements, and will include in such Piggyback Registration, subject to
Section 2.2(b) below, all Registrable Securities with respect to which the Company has received a written request from BofA (which request has not been withdrawn) for inclusion therein within ten (10) days after the last date such Piggyback Notice was deemed to have been given pursuant to Section 2.2(a). If at any time after giving the Piggyback Notice and prior to the effective date of the Registration Statement filed in connection with such Piggyback Registration, the Company determines for any reason not to register or to delay the Piggyback Registration, the Company may, at its election, give written notice of such determination to BofA and (A) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such Registration, and (B) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

          (b) Priority on Piggyback Registration. If the managing underwriter or underwriters advise the Company and the holders of any securities to be registered that in its or their opinion the number of Registrable Securities proposed to be sold in any Piggyback Registration under this Section 2.2 and any other securities of the Company requested or proposed to be included in such Registration exceeds the number that can be sold in such offering without (A) creating a substantial risk that the proceeds or price per share that will be derived from such Piggyback Registration will be materially reduced or that the number of securities to be registered is too large a number to be reasonably sold, or (B) materially and adversely affecting such Piggyback Registration in any other respect, the Company will include in such Piggyback Registration the aggregate number of Registrable Securities recommended by the managing underwriter on the following basis:

          The Company will not allow any Registrable Securities or any securities of other securityholders to be included in such Piggyback Registration unless all securities of the Company, the Prior Investors (other than the Dobson Partnership) and any other Person who has the right to and has demanded registration which has resulted in the Piggyback Registration shall have been included therein, and then only to the extent recommended by the managing underwriter or determined by the Company after consultation with an investment banker of nationally recognized standing (notification of which number shall be given by the Company to the holders of Registrable Securities).

     2.3 Selection of Underwriters. Except as may be set forth in Section 2.1(d) above or the Stockholders Agreement, the Company (by action of the Board of Directors) will select the managing underwriter or underwriters to administer offerings of its Company Stock, which managing underwriter or underwriters will be of nationally recognized standing.

     2.4 Registration Procedures. With respect to any Demand Registration, S-3 Registration or Piggyback Registration (each, a "Registration"), the Company shall, subject to Sections 2.1(a) and 2.1(c) and Section 2.2(a), as expeditiously as practicable:

          (a) prepare and file with the Commission, as promptly as reasonably practicable (but in no event more than forty-five (45) days) after the latter of
(i) the receipt of the Registration requests under Sections 2.1 or 2.2 or (ii) the expiration of the applicable notice periods, if any, under registration obligations of the Company to other Persons, a registration statement or registration statements (each, a "Registration Statement") relating to the applicable Registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof; cooperate and assist in any filings required to be made with the NASD; and use its commercially reasonable efforts to cause such Registration Statement to become and (to the extent provided herein) remain effective; provided, however, that before filing a Registration Statement or prospectus related thereto ("Prospectus") or any amendment or supplement thereto, the Company shall furnish to the holders of the Registrable Securities covered by such Registration Statement a copy of the information to be included therein which relates specifically to such holder (i.e., its name, address and number of Registrable Securities proposed to be sold) and its intended method of distribution.

          (b) prepare and file with the Commission such amendments and supplements to the Registration Statement as may be necessary to keep each Registration Statement effective for six (6) months (twelve (12) months or such longer period as is necessary to comply with the provisions of Section 2.1(b) in the case of any Shelf Registration requested by BofA pursuant to this Article 2) or such shorter period that will terminate when all Registrable Securities covered by such Registration Statement have been sold; cause each Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (c) promptly notify the selling holders of Registrable Securities or other securities and the managing underwriters, if any (and, if requested by any such Person or entity, confirm such advice in writing), (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information; (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (D) if at any time the representations and warranties of the Company contemplated by subsection 2.4(m) cease to be true and correct; (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (F) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

          (d) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of (A) the Registration Statement, or
(B) the qualification of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction at the earliest possible time;

          (e) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          (f) furnish to each selling securityholder and each managing underwriter (if any), without charge, at least one signed copy of the Registration Statement and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (g) deliver to each selling securityholder and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such selling securityholder or underwriters (if any) may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling holder;

          (h) prior to any public offering of Registrable Securities, (i) use its reasonable best efforts to register or qualify or cooperate with BofA and any other selling securityholders, the underwriters, if any, and their respective counsel in connection with the Registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions in the United States as any seller or underwriter (if any) reasonably requests in writing; (ii) use its reasonable best efforts to obtain all appropriate registrations, permits and consents required in connection therewith; (iii) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

          (i) cooperate with the selling securityholders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and to be in such denominations and registered in such names as the managing underwriters (if any) may request at least two (2) business days prior to any sale of Registrable Securities;

          (j) use its reasonable best efforts to cooperate with any selling security holder to cause the Registrable Securities covered by the applicable Registration Statement to be registered with, or approved by, such other governmental agencies or authorities in the United States as may be necessary to enable the seller or sellers thereof or the underwriters (if any) to consummate the disposition of such Registrable Securities;

          (k) upon the occurrence of any event contemplated by subsection 2.4(c)(B), (C) and (F) above, promptly prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (l) cause all Registrable Securities covered by any Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed, or, if not so listed, cause such Registrable Securities to be authorized for trading on the NASDAQ or other electronic quotation system if any similar securities issued by the Company are then so authorized, if requested by the holders of a majority of such Registrable Securities or the managing underwriters, if any;

          (m) enter into such customary agreements (including in the case of a Demand Registration that is an underwritten offering, an underwriting agreement in customary form) and take all such other actions reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the Registration is an underwritten Registration, (A) make such representations and warranties to the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (B) use reasonable best efforts to obtain opinions of counsel to the Company and updates thereof, if any (which opinions of counsel shall be in form, scope and substance reasonably satisfactory to the managing underwriters), addressed to the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters; (C) use reasonable best efforts to obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings; and (D) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the securities being sold and the managing underwriters, if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. All the above in this Section 2.4(m) shall be done at each closing under each underwriting or similar agreement or as and to the extent required thereunder;

          (n) make available for inspection by a representative of BofA or any other selling holder, any underwriter participating in any disposition pursuant to such Registration, and any attorney or accountant retained by such selling securityholders or underwriter, copies or extracts of all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary, in the opinion of the selling securityholders' or underwriter's counsel, to enable them to fulfill their due diligence responsibilities; and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that the Company shall not be required to comply with this Section 2.4(n) unless such Person executes confidentiality agreements whereby such Person agrees that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons and used only in connection with the proposed Registration unless disclosure of such records, information or documents is required by court or administrative order or any regulatory body having jurisdiction; and each seller of Registrable Securities agrees that it will, upon learning that disclosure of such records, information or documents is sought in a court of competent jurisdiction or by a governmental agency, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of any records, information or documents deemed confidential; provided further, however, notwithstanding any designation of confidentiality by the Company, confidential information shall not include information which (i) becomes generally available to the public other than as a result of a disclosure by or on behalf of any such Person, or (ii) becomes available to any such Person on a non-confidential basis from a source other than the Company or its advisors, provided that such source is not to such Person's knowledge bound by a confidentiality agreement with or other obligations of secrecy to the Company or another party with respect to such information; and

          (o) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act as soon as practicable (A) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering, or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said twelve (12) month periods.

          Notwithstanding the above, the Company shall not be required to provide any material or information under the terms of this Agreement other than that required for the Company and the holder of Registrable Securities whose Registrable Securities are the subject of a Registration to comply with the terms of this Agreement and so that such holder can establish its "exercise of reasonable care" under Section 12(a)(2) of the Securities Act of 1933.

     2.5 Obligations of Holders of Registrable Securities.

          (a) The Company may require each seller of Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding the proposed distribution of such securities as the Company may from time to time reasonably request in writing.

          (b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.4(c)(B), (C) and
(F), such holder shall forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(k), or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus; and, if so directed by the Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such seller's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the time periods regarding the maintenance of the effectiveness of any Registration Statement in Section 2.4(b) shall be extended by the number of days during the period from and including the date of the receipt of such notice pursuant to
Section 2.4(c)(B), (C) and (F) hereof to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended prospectuses contemplated by
Section 2.4(k) or the Advice.

     2.6 Indemnification.

          (a) In the event of the Registration or qualification of any Registrable Securities under the Securities Act or any other applicable securities laws pursuant to the provisions of this Article 2, the Company agrees to indemnify and hold harmless: (i) each securityholder thereby offering such Registrable Securities for sale and each of its controlling persons, directors and officers (each, an "Indemnified Stockholder"); (ii) each underwriter, broker or dealer, if any, of such Registrable Securities; and (iii) each other Person, if any, who controls any such Indemnified Stockholder, underwriter, broker or dealer within the meaning of the Securities Act or any other applicable securities laws, from and against any and all losses, claims, damages, expenses or liabilities (or actions in respect thereof), joint or several, to which such Indemnified Stockholder, underwriter, broker or dealer or controlling person may become subject under the Securities Act or any other applicable federal or state securities laws or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered or qualified under the Securities Act or any other applicable federal or state securities laws, any preliminary Prospectus or final Prospectus relating to such Registrable Securities, or any amendment or supplement thereto,
(ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or other applicable federal or state securities laws or any rule or regulation promulgated under any of them applicable to the Company or relating to any action or inaction required by the Company in connection with any such Registration or qualification, and will reimburse each such Indemnified Stockholder, underwriter, broker or dealer and each such controlling person for any legal or other expenses reasonably incurred by such Indemnified Stockholder, underwriter, broker or dealer or controlling person in connection with investigating or defending any such loss, claim, damage, expense, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue material statement or omission contained in such Registration Statement, such preliminary Prospectus, such final Prospectus or such amendment or supplement thereto, made in reliance upon and in conformity with written information furnished to the Company by such Indemnified Stockholder, underwriter, broker, dealer or controlling person specifically and expressly for use in the preparation thereof or by the failure of such Indemnified Stockholder, underwriter, broker or dealer, or controlling person to deliver a copy of the Registration Statement, such preliminary Prospectus, such final Prospectus or such amendment or supplement thereto after the Company has furnished such party with a sufficient number of copies of the same and such party failed to deliver or otherwise provide a copy of the final Prospectus to the Person asserting an untrue material statement or omission or alleged untrue material statement or omission at or prior to the written confirmation of the sale of securities to such person, if such material statement or omission was in fact corrected in such final Prospectus.

          (b) In the case of an underwritten offering in which the Registration Statement covers Registrable Securities, the Company agrees to enter into an underwriting agreement in customary form and substance with such underwriters and to indemnify the underwriters, their officers and directors, if any, and each person, if any, who controls such underwriters within the meaning of
Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as provided in the preceding paragraph with respect to the indemnification of the holders of Registrable Securities; provided, however, the Company shall not be required to indemnify any such underwriter, or officer or director of such underwriter or person who controls such underwriter within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the extent that the loss, claim, damage, expense or liability (or actions in respect thereof) for which indemnification is sought results from such underwriter's failure to deliver or otherwise provide a copy of the final Prospectus to the Person asserting an untrue material statement or omission or alleged untrue material statement or omission at or prior to the written confirmation of the sale of securities to such Person, if such material statement or omission was in fact corrected in such final Prospectus.

          (c) In the event of the Registration or qualification of any Registrable Securities under the Securities Act or any other applicable federal or state securities laws for sale pursuant to the provisions hereof, each holder of Registrable Securities included in a Registration Statement agrees to indemnify and hold harmless the Company, each Person who controls the Company within the meaning of the Securities Act, and each officer and director of the Company from and against any losses, claims, damages, expenses or liabilities (or actions in respect thereof), joint or several, to which the Company, such controlling person or any such officer or director may become subject under the Securities Act or any other applicable federal or state securities laws or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered or qualified under the Securities Act or any other applicable securities laws, any preliminary Prospectus or final prospectus relating to such Registrable Securities, or any amendment or supplement thereto, or (ii) arise out of or are based upon an untrue statement of a material fact therein or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case of (i) and (ii) above which untrue statement or omission was made therein in reliance upon and in conformity with written information furnished to the Company by such holder of Registrable Securities included in such Registration Statement specifically and expressly for use in connection with the preparation thereof, and will reimburse the Company, such controlling person and each such officer or director for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, expense, liability or action; provided, however, such holder's liability under this Section 2.6(c) shall not exceed the net proceeds received by that holder with respect to the sale of any Registrable Securities.

          (d) In the case of an underwritten offering of Registrable Securities, each holder of a Registrable Security included in a Registration Statement shall agree to enter into an underwriting agreement in customary form and substance with such underwriters, and to indemnify such underwriters, their officers and directors, if any, and each person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as provided in the preceding paragraph with respect to indemnification by such holder of the Company, but subject to the same limitation as provided in Section 2.6(b) with respect to indemnification by the Company of such underwriters, officers, directors and control persons.

          (e) Promptly after receipt by a Person entitled to indemnification under this Section 2.6 (an "Indemnified Party") of notice of the commencement of any action or claim relating to any Registration Statement filed under this
Article 2 as to which indemnity may be sought hereunder, such Indemnified Party will, if a claim for indemnification hereunder in respect thereof is to be made against any other party hereto (an "Indemnifying Party"), give written notice to each such Indemnifying Party of the commencement of such action or claim, but the omission to so notify each such Indemnifying Party will not relieve any such Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than pursuant to the provisions of this Section 2.6 and shall also not relieve any such Indemnifying Party of its obligations under this Section 2.6 except to the extent that any such Indemnifying Party is actually prejudiced thereby. In case any such action is brought against an Indemnified Party, and such Indemnified Party notifies an Indemnifying Party of the commencement thereof, such Indemnifying Party will be entitled (at its own expense) to participate in and, to the extent that it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense, with counsel reasonably satisfactory to such Indemnified Party, of such action and/or to settle such action and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than the reasonable cost of investigation; provided, however, that no Indemnifying Party shall consent to the entry of any judgment or enter into any settlement agreement without the prior written consent of the Indemnified Party unless such Indemnified Party is fully released and discharged from any such liability, and no Indemnified Party shall consent to the entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an Indemnifying Party without the consent of each Indemnifying Party. Notwithstanding the foregoing, the Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such suit, action, claim or proceeding; (b) the Indemnifying Party shall not have employed counsel (reasonably satisfactory to the Indemnified Party) to take charge of the defense of such action, suit, claim or proceeding; or (c) such Indemnified Party shall have reasonably concluded, based upon the advice of counsel, that there may be defenses available to it which are different from or additional to those available to the Indemnifying Party which, if the Indemnifying Party and the Indemnified Party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such Indemnified Party. If any of the events specified in clause (a), (b) or (c) of the preceding sentence shall have occurred or shall otherwise be applicable, then the fees and expenses of one counsel or firm of counsel selected by a majority in interest of the Indemnified Parties (and reasonably acceptable to the Indemnifying Party) shall be borne by the Indemnifying Party. If, in any such case, the Indemnified Party employs separate counsel, the Indemnifying Party shall not have the right to direct the defense of such action, suit, claim or proceeding on behalf of the Indemnified Party and the Indemnified Party shall assume such defense and/or settle such action; provided, however, that an Indemnifying Party shall not be liable for the settlement of any action, suit, claim or proceeding effected without its prior written consent, which consent shall not be unreasonably withheld.

          The provisions of this Section 2.6 shall be in addition to any liability which any party may have to any other party and shall survive any termination of this Agreement.

     2.7 Contribution. If for any reason the indemnification provided for in
Section 2.6(a) or (c) is unavailable to an Indemnified Party as contemplated therein, then the Indemnifying Party, in lieu of indemnification shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage, expense or liability (or action in respect thereof) in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnified Party and the Indemnifying Party, but also the relative fault of the Indemnified Party and the Indemnifying Party, as well as any other relevant equitable considerations; provided, however, that no selling holder shall be required to contribute in an amount greater than the net proceeds received by such stockholder with respect to the sale of any Registrable Securities. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of any such fraudulent misrepresentation. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

     2.8 Registration Expenses. Except as hereinafter provided, all expenses incident to the performance of or compliance with this Article 2 with respect to two Demand Registrations, one S-3 Registration and the Piggyback Registrations will be borne by the Company, including, without limitation, all Registration and filing fees under the Securities Act and the Exchange Act (except that each Person exercising a Piggyback Registration shall pay its proportionate share of such filing fees), the fees and expenses of the counsel and accountants for the Company (including the expenses of any "cold comfort" letters and special audits required by or incident to the performance of such persons), all other costs and expenses incident to the preparation, printing and filing under the Securities Act of the Registration Statement (and all amendments and supplements thereto), and furnishing copies thereof and of the Prospectus included therein, all out-of-pocket expenses of underwriters to the extent provided for in any underwriting agreement, the costs and expenses incurred by the Company in connection with the qualification of the Registrable Securities under the state securities or "blue sky" laws of various jurisdictions, the costs and expenses associated with filings required to be made with the NASD, the costs and expenses of listing the Registrable Securities for trading on a national securities exchange or authorizing them for trading on NASDAQ or other electronic quotation system, underwriters' discounts and commissions and all other costs and expenses in connection with any Registration hereunder. Except as provided in the immediately preceding sentence, each selling securityholder shall bear the costs and expenses of any brokerage fees or transfer taxes relating to the Registrable Securities sold by such selling securityholder and the fees and expenses of any attorneys, accountants or other representatives retained by the selling securityholder.

     2.9 Participation in Underwritten Registrations. No holder of Registrable Securities may participate in any underwritten Registration hereunder unless such holder (i) agrees to sell its Registrable Securities on the basis provided in any customary and reasonable underwriting arrangements approved by the persons entitled hereunder to select the underwriter, and (ii) accurately completes in a timely manner and executes all questionnaires, powers of attorney, underwriting agreements, indemnities and other documents customarily required under the terms of such underwriting arrangements.

     2.10 Holdback Agreements.

          (a) Each holder of Registrable Securities whose securities are included in a Registration Statement agrees not to effect any sale, transfer or other disposition of Company Stock or any securities convertible into Company Stock or other interest in the Company, including through any hedging or derivative transaction or to effect any distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the fifteen
(15) days prior to, and during the one hundred eighty (180)-day period (or such longer period as reasonably requested by the managing underwriter or underwriters in the case of an underwritten public offering) beginning on, the effective date of such Registration Statement (except as part of such Registration), if and to the extent requested by the managing underwriter or underwriters in an underwritten public offering.

          (b) The Company agrees not to effect any public sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or any Subsidiary or the acquisition by the Company or any Subsidiary of the capital stock or substantially all of the assets of any other Person), during the fifteen (15) days prior to, and during the ninety (90) day period beginning on, the effective date of each Demand Registration.

     2.11 Public Information Reporting.

          (a) The Company hereby covenants and agrees to and with BofA that at all times while its securities are traded on a national exchange or electronic quotation system, it shall provide and file such financial and other information concerning the Company as may from time to time be required by the Commission and any other Governmental Authority having jurisdiction, so as to comply with all reporting requirements under the Exchange Act, and shall, upon request, state in writing that it has complied with all such requirements, and further agrees that, for so long as the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company shall comply in all respects with paragraph (c)(2) of Rule 144.

          (b) If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements. Upon the request of a holder of Registrable Securities, the Company covenants and agrees to provide the information required by Rule 144A(d)(4) under the Securities Act.


                                   ARTICLE 3.

                                  Assignability

     BofA may not assign this Agreement or any rights hereunder except in conjunction with a contemporaneous assignment of not less than 4,000,000 Registrable Shares without the Company's prior written consent. Upon such an assignment, this Agreement and all of the provisions hereof shall inure to the benefit of the purchaser, transferee or assignee of the Registrable Securities, and any such purchaser, transferee or assignee shall take such shares of Registrable Securities subject to, and shall be bound by, the terms of this Agreement; provided in each instance that the transferee or assignee of such rights assumes in writing the obligations of such transferor or assignor under this Agreement. However, the Company shall not be required to recognize any such purchaser, transferee or assignee unless and until ten (10) days following the first to occur of either (i) such person becomes the holder of record of Registrable Securities or (ii) the Company receives written notice of such purchase, transfer or assignment and such person executes and delivers to the Company a counter-part signature page to this Agreement. Notwithstanding the above, in the event of any assignment or transfer of all or any of the Registrable Securities to any Person other than as expressly permitted under the first sentence of this paragraph., this Agreement and the obligations of the Company hereunder shall terminate with respect to such Registrable Securities. If, as a result of the transfer or assignment of this Agreement or any rights hereunder to more than one transferee, assignee or purchaser, all such transferees, assignees or purchasers shall be considered and treated as a single transferee , assignee or purchaser, and any registration rights provided under the terms of Article 2 of this Agreement with respect to such transferees may be exercised only with the written consent of the owners of a majority of the other holders of Registrable Securities outstanding at the time of the exercise of any such registration rights; provided that no such transfer, assignment or purchase of Registrable Securities shall expand the obligations of the Company under this Agreement, including the registration obligations under Afticle 2 of this Agreement. No assignee of BofA can assign all or any of its right under this Agreement without the Company's prior consent, which consent shall not be unreasonably be withheld.


                                   ARTICLE 4.

After-Acquired Shares; Recapitalization

     4.1 After-Acquired Shares; Recapitalization. Except as expressly set forth herein, all of the provisions of this Agreement shall apply to all of the shares of Company Stock now owned or hereafter issued or transferred to BofA or to any permitted transferee pursuant to Article 3 as a consequence of any additional issuance, conversion, purchase, exchange or reclassification of shares of Company Stock, corporate reorganization, or any other form of recapitalization, or consolidation, or merger, or share split, or share dividend, or which are acquired by BofA in any other manner. Whenever the number of outstanding shares of Company Stock is changed by reason of a stock dividend or a subdivision or combination of shares effected by a reclassification of shares, each specified number of shares referred to in this Agreement shall be adjusted accordingly.


                                   ARTICLE 5.

Miscellaneous

     5.1 Notices. All notices or other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile transmission, or by registered or certified mail (return receipt requested), postage prepaid, with an acknowledgment of receipt signed by the addressee or an authorized representative thereof, addressed as follows (or to such other address for a party as shall be specified by like notice; provided that notice of a change of address shall be effective only upon receipt thereof:

         If to the Company, to:

                  Dobson Communications Corporation
                  14201 Wireless Way
                  Oklahoma City, OK  73134
                  Facsimile:  (405) 529-8515
                  Telephone: (405) 529-8305
                  Attention:  Everett R. Dobson, President

         With a copy to the Company at the same address to:

                  Attention:  Ronald L. Ripley, Senior Corporate Counsel
                  Facsimile:  (405) 529-8765
                  Telephone: (405) 529-8376

         With a further copy to:

                  McAfee & Taft
                  211 North Robinson
                  10th Floor
                  Oklahoma City, OK 73102
                  Telephone:  (405) 235-9621
                  Facsimile:    (405) 235-0439
                  Attention:     Theodore M. Elam

         If to BofA, at:

                  Bank of America, N.A.
                  231 South LaSalle Street
                  Mail Code IL 1-231-08-40
                  Chicago, IL  60697
                  Telephone:
                  Facsimile:  (312) 987-0234
                  Attention:   Lynn D. Simmons

         With a copy to:

                  Haynes and Boone, LLP
                  901 Main Street, Suite 3100
                  Dallas, TX  75202
                  Telephone: (214) 651-5604
                  Facsimile:  (214) 200-0408
                  Attention:  Terry Conner


     5.2 Entire Agreement; Amendments.

          (a) This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof, except the letter to BofA from the general counsel of the Company of even date.

          (b) No change or modification of this Agreement shall be valid, binding or enforceable unless the same shall be in writing and signed by the Company and BofA; provided, however, that in the event BofA shall cease to own any shares of Company Stock or Options it shall cease to be a party to this Agreement and, except as expressly provided herein, the rights and obligations of BofA hereunder shall terminate.

     5.3 Suspension and Termination. This Agreement shall be suspended and not operative if and during any period that the Company does not have any Common Stock authorized for trading on a national securities exchange, NASDAQ or other electronic quotation system. In addition, this Agreement shall terminate if the parties hereto consent to its termination in writing.

     5.4 Waiver. No failure or delay on the part of any party to this Agreement in exercising any right, power or privilege hereunder, nor any course of dealing between the Company and BofA shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights and remedies which any party hereto would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of BofA to take any other or further action in any circumstances without notice or demand.

     5.5 Governing Law. This Agreement shall be governed and construed in accordance with the law of the State of Oklahoma without reference to the conflicts of law principles thereof.

     5.6 Dispute Resolution; Waiver of Jury Trial. The parties shall use and strictly adhere to the following dispute resolution processes, except as otherwise expressly provided in this Section 5.6, to resolve any and all disputes, controversies or claims, whether based on contract, tort, statute, fraud, misrepresentation or any other legal or equitable theory (hereinafter, "Dispute(s)"), arising out of or relating to this Agreement (and any prior agreement this Agreement supersedes), including without limitation, its making, termination, its alleged breach and the subject matter of this Agreement:

          (a) The parties shall first attempt to settle each Dispute through good faith negotiations. The aggrieved party shall initiate such negotiations by giving the other party(ies) written notice of the existence and nature of the Dispute. The other party(ies) shall in a writing to the aggrieved party acknowledge such notice of Dispute within ten (10) business days. Such acknowledgment may also set forth any Dispute that the acknowledging party desires to have resolved in accordance with this Section.

          (b) Thereafter, if any Dispute is not resolved by the parties through negotiation within thirty (30) calendar days of the date of the notice of acknowledgment, either party may terminate informal negotiations with respect to that Dispute and have the right, by delivery of written notice thereof (the "Arbitration Notice") to the other party, to submit the matter to be finally settled by arbitration in accordance with the Commercial Arbitration Rules then in effect of the American Arbitration Association, as modified herein (the "AAA Rules"). The place of arbitration shall be Oklahoma City, Oklahoma. All matters so submitted to arbitration shall be settled by three arbitrators. The disputing party and the Company shall each designate one arbitrator within 20 days of the delivery of the Arbitration Notice. If either the disputing party or the Company fails so to timely designate an arbitrator, the matter shall be resolved by the one arbitrator timely designated. The disputing party and the Company shall cause the designated arbitrators to mutually agree upon and to designate a third arbitrator, provided, however, that failing such agreement within 45 days of delivery of the Arbitration Notice, the third arbitrator shall be appointed in accordance with the AAA Rules. The disputing party and the Company, shall be responsible for the payment of the fees and expenses of their respectively designated arbitrators and shall bear equally the fees and expenses of the third arbitrator. The disputing party and the Company, shall cause the arbitrators to decide the matter to be arbitrated pursuant hereto within 60 days after the appointment of the last arbitrator. The arbitral tribunal is not empowered to award damages in excess of compensatory damages and each party hereby irrevocably waives any right to recover punitive, exemplary or similar damages with respect to any Dispute. The final decision of the majority of the arbitrators shall be furnished to the disputing party and the Company in writing and shall constitute a conclusive determination of the matter in question, binding upon the parties hereto and shall not be contested by them. Such decision may be used in a court of law only for the purpose of seeking enforcement of the arbitrators' award. Any arbitration proceeding, decision or award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. ss.1-16, and judgment upon any award may be entered in any court of competent jurisdiction.

          (c) EACH OF THE PARTIES HERETO, AFTER CONSULTING WITH COUNSEL WAIVE THEIR RIGHTS, IF ANY, TO JURY TRIAL IN RESPECT TO ANY DISPUTE OR CLAIMS BETWEEN OR AMONG THE PARTIES TO THIS AGREEMENT RELATING TO OR IN RESPECT OF THIS AGREEMENT, ITS NEGOTIATION, EXECUTION, PERFORMANCE, SUBJECT MATTER, OR ANY COURSE OF CONDUCT OR DEALING OR ACTIONS UNDER OR IN RESPECT OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION ANY CLAIM UNDER THE SECURITIES ACT, THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, ANY OTHER STATE OR FEDERAL LAW RELATING TO SECURITIES OR FRAUD OR BOTH, THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT, AS AMENDED, OR FEDERAL OR STATE COMMON LAW.

     5.7 Benefit and Binding Effect; Severability. This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns, and to BofA and its permitted assigns, and the Indemnified Parties. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy or any listing requirement applicable to the Common Stock, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto affected by such determination in any material respect shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the provisions hereof are given effect as originally contemplated to the greatest extent possible.

     5.8 FCC Approvals. Notwithstanding anything contained in this Agreement to the contrary, no transaction or action contemplated herein shall be consummated and no interests or rights transferred, converted or exchanged prior to receiving FCC approvals with respect thereto to the extent such FCC approvals are necessary.

     5.9 Attorneys' Fees. Except as otherwise provided herein, all attorneys' fees incurred by BofA in connection with the preparation of this Agreement shall be borne by Dobson Partnership in accordance with the terms of the Amended Credit Agreement and all attorneys' fees incurred by BofA in connection with BofA's performance under this Agreement (including, without limitation, in the preparation of notices (and responses thereto) and consents) shall be borne by BofA. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     5.10 Headings. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

     5.11 Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Facsimile copies of original signatures shall have the same effect as the original.

     5.12 Effective Date. This Agreement shall be effective as of March 15,
2002.


                            [Signature page follows.]

     IN WITNESS WHEREOF, each of the parties has executed or caused this Registration Rights Agreement to be executed by its duly authorized officers as of the date first written above.



                                DOBSON COMMUNICATIONS CORPORATION


                                By:  EVERETT R. DOBSON
                                     Everett R. Dobson,
                                     Chairman of the Board,
                                     Chief Executive Officer and President



                                BANK OF AMERICA, N.A.


                                By:  LYNN D. SIMMONS
                                     Lynn D. Simmons
                                     Senior Vice President